Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 9, 2007, by and among Petrosearch Energy Corporation, a Nevada Corporation (the “Company”), and the purchasers listed on the signature page hereto (the “Purchasers”).

WHEREAS, this Agreement is made in connection with the closing of the issuance and sale of the Notes pursuant to the Note and Warrant Purchase Agreement, dated as of even date herewith, by and between the Company and the Purchasers (the “Purchase Agreement”);

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement; and

WHEREAS, it is a condition to the obligations of the Purchasers under the Purchase Agreement that this Agreement be executed and delivered.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01    Definitions.  Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement.  The terms set forth below are used herein as so defined:

“Agreement” has the meaning specified therefor in the introductory paragraph.

“Business Day” means any day other than a Saturday, Sunday, or a legal holiday for commercial banks in New York, New York.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, par value $.001.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Effectiveness Period” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“Failure Date” has the meaning specified therefor in Section 2.02(b).

“Holder” means the record holder of any Registrable Securities.

“Registration Statement” means the registration statement on Form SB-2 registering the Note Shares, Interest Shares and the Warrant Shares.

“Registration Statement Filing Date” has the meaning specified therefor in Section 2.01(a).

“Included Registrable Securities” has the meaning specified therefor in Section 2.03 of this Agreement.

“Interest Shares” means the number of shares of Common Stock that could be paid as interest pursuant to Section 2(a) of the Notes at a rate of 8.5% under the Notes during the term of the Notes.

“Liquidated Damages” has the meaning specified therefor in Section 2.01(b) of this Agreement.

“Liquidated Damages Multiplier” means the product of $1.05 times the number of the Registrable Securities, as applicable to the Registration Statement, held by the Holder.

“Losses” has the meaning specified therefor in Section 2.07(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.

“Notes” means the 8% Senior Secured Convertible Notes in the aggregate original principal amount of $8,100,000, convertible into shares of Common Stock, purchased by the Purchasers, and in the respective amounts listed on Schedule “A” to the Purchase Agreement.

“Note Shares” means the shares of Common Stock (i) to which a Holder is entitled upon conversion of any portion of the Notes and (ii) that have been issued in lieu of cash interest payments under the Notes at the time of filing the Registration Statement or Piggyback Registration Statement.

“Piggyback Registration Statement” has the meaning specified therefor in Section 2.03(a).

“Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.

“Purchasers” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Registrable Securities” means the: (i) Note Shares, (ii) Interest Shares and (iii) Warrant Shares, all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof; provided, however, that in the event that the Commission objects to the inclusion of the Interest Shares in the Registration Statement (following the Company’s best efforts to convince the Commission otherwise), then the Interest Shares shall be withdrawn from the Registration Statement and shall not be deemed Registrable Securities except for purposes of Section 2.03 if then issued and outstanding.

“Registration Expenses” has the meaning specified therefor in Section 2.06(b) of this Agreement.

Registration Rights Agreement

“Selling Expenses” has the meaning specified therefor in Section 2.06(b) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to any registration statement.

“Underwritten Offering” means an offering in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“Warrants” means warrants to purchase an aggregate of 1,904,762 shares of Common Stock, as further described in the Purchase Agreement, to the Purchasers in the respective amounts listed on Schedule “A” to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock underlying the Warrant.

Section 1.02    Registrable Securities.  Any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force under the Securities Act); (c) such Registrable Security can be disposed of pursuant to Rule 144(k) (or any similar provision then in force under the Securities Act), or (d) such Registrable Security is held by the Company or one of its subsidiaries.

ARTICLE II
REGISTRATION RIGHTS

Section 2.01    Initial Registration.

(a)           Deadline To Go Effective.  On or before February 1, 2008 (the “Registration Statement Filing Date”), the Company shall prepare and file the Registration Statement.  The Company shall use its commercially reasonable efforts to register the Registrable Securities on the Registration Statement and to cause the Registration Statement to become effective no later than 150 days after the Registration Statement Filing Date; provided, however, that the Company will use its best efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but in no event later than five (5) business days following notification by the Commission that the Registration Statement will not be subject to review or that the Commission has no further comments on the Registration Statement.  The Company will use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01 to be continuously effective under the Securities Act until the earliest of (i) when all such Registrable Securities registered thereon are sold by the Holder and (ii) when all of the Registrable Securities registered thereon become eligible for resale under Rule 144(k) (or any successor provision then in force under the Securities Act) (the “Effectiveness Period”).  The  Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Registration Rights Agreement

(b)           Failure To File.  If the Registration Statement required by Section 2.01(a) is not filed before the Registration Statement Filing Date, then the Holders, in the aggregate, shall be entitled to a pro rata payment, as liquidated damages and not as a penalty, with respect to the Registrable Securities held by the Holder and not then included in an effective Piggyback Registration Statement, for the period beginning on the day after Registration Statement Filing Date and lasting to but excluding the day the Registration Statement is filed, of 0.25% of the Liquidated Damages Multiplier per 30-day period for the first 60 days of the period, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period for each subsequent 60 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”).

(c)           Notwithstanding anything to the contrary contained in this Agreement, in the event the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company, or in any other manner, such that the Commission does not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Holders participating therein (or as otherwise may be acceptable to each Holder) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all persons seeking to register shares thereon until such time as the Commission shall so permit such Registration Statement to become effective as aforesaid.  In making such reduction, the Company shall reduce the number of shares to be included in such Registration Statement pro rata among (i) the holders of registrable securities received pursuant to a Registration Rights Agreement dated February 7, 2007, between RCH Petro Investors, LP and the Company and (ii) the Holders hereof based, for each  such holder, on the fraction derived by dividing (x) the number of Common Stock proposed to be included by such holder in such Registration Statement by (y) the aggregate number of Common Stock proposed to be included by all such holders in such Registration Statement.   In addition, in the event that the Commission requires any Holder seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Holder does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Holder, until such time as the Commission does not require such identification or until such Holder accepts such identification and the manner thereof.  In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Holder shall have the right to require, upon delivery of a written request to the Company signed by such Holder, the Company to file a registration statement within 30 days of such request (subject to any restrictions imposed by Rule 415 or required by the Commission as mutually agreed upon by Holders holding a majority of the Registrable Securities, on the one hand, and the Company, on the other hand, after consultation with the Commission) for resale by such Holder in a manner acceptable to such Holder, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for a Registration Statement hereunder, in each case until such time as: (i) all Registrable Securities held by such Holder have been registered pursuant to an effective Registration Statement in a manner acceptable to such Holder and disposed of thereunder or (ii) the Registrable Securities may be resold by such Holder without restriction (including volume limitations) pursuant to Rule 144(k) of the Securities Act (taking account of any Commission position with respect to “affiliate” status) or (iii) such Holder agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to such Holder as to all Registrable Securities held by such Holder and that have not theretofore been included in a Registration Statement under this Agreement and have been disposed of thereunder (it being understood that the special demand right under this sentence may be exercised by a Holder one time and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Holder as contemplated above).

Registration Rights Agreement

Section 2.02    Additional Provisions related to Liquidated Damages

(a)           Delay Rights.  Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Holder whose Registrable Securities are included in a Registration Statement, suspend such Holder’s use of any prospectus which is a part of the Registration Statement (in which event the Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement), for a period not to exceed an aggregate of 90 days in any 365-day period, if (i) the Company is pursuing a material acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that its ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement or (ii) the Company has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Company, would materially adversely affect the Company.  Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt written notice to the Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

(b)           Cessation of Effectiveness.  If the Registration Statement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for the resale of the applicable Registrable Securities (the “Failure Date”) for any reason other than as provided in 2.02(a) above, then the Holders, in the aggregate, will be entitled to their pro rata portion of Liquidated Damages for the Registrable Securities held by the Holders subject to such Registration Statement for a period beginning on the Failure Date and lasting to but excluding the day a post-effective amendment to the Registration Statement is declared effective by the Commission or supplement or report is filed with the Commission and the applicable Registration Statement is useable for the resale of Registrable Securities registered thereon.

(c)           Limits on Liquidated Damages.  The amount of Liquidated Damages payable by the Company under this Agreement to all of the Holders, on a pro rata basis, as a result of events in (i) Section 2.01(b) shall not exceed $375,000 and (ii) Section 2.02(b) shall not exceed $375,000; accordingly, the aggregate amount of the Liquidated Damages payable to the Holders as a result of events in Sections 2.01 and 2.02 shall not exceed $750,000.  Further, the Liquidated Damages shall be automatically eliminated without any action by the parties to the extent the Commission or the then published statements of the Fair Accounting Standards Board provides that (A) any portion of the Liquidated Damages shall be accounted for as a derivative instrument rather than a contingent payment obligation under generally accepted accounting principles and the rules and regulations of the Commission or (B) any of the Registrable Securities (whether or not deemed to include the Liquidated Damages payment obligation) must be accounted for as interests other than equity interests under generally accepted accounting principles and the rules and regulations of the Commission.

Registration Rights Agreement

(d)           Payment of Liquidated Damages.  Any Liquidated Damages shall be paid to the  Holder in immediately available funds within ten Business Days after the end of the applicable 30-day period.  Liquidated Damages for any period of less than 30 days shall be prorated by multiplying the amount of Liquidated Damages to be paid in a full 30-day period by a fraction, the numerator of which is the number of days for which such Liquidated Damages are owed, and the denominator of which is 30. The calculation of Liquidated Damages hereunder is subject to appropriate adjustments for any subdivision or combination of shares of Common Stock after the date hereof.  The payment of the Liquidated Damages to a Holder shall cease at such time as the Registrable Securities become eligible for resale under Rule 144(k) under the Securities Act.

Section 2.03    Piggyback Rights.

(a)           General.  If at any time the Company proposes to file a registration statement (other than a registration related to an employee benefit plan, a registration on Form S-4 or a registration on any form that does not permit secondary sales) for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person (such registration statement referred to as the “Piggyback Registration Statement”), then as soon as practicable but not less than three Business Days prior to the filing of (x) any preliminary prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (y) the prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (z) such registration statement, as the case may be, then, the Company shall give notice of such proposed Underwritten Offering to the Holders and such notice shall offer the Holder the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if the Company has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a material adverse effect on the price, timing or distribution of the Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of (c).  The notice required to be provided in this Section 2.03 to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof.   Each such Holder shall then have three Business Days after receiving such notice to request inclusion of Registrable Securities in the Underwritten Offering, except that such Holder shall have one Business Day after such Holder confirms receipt of the notice to request inclusion of Registrable Securities in the Underwritten Offering in the case of a “bought deal” or “overnight transaction” where no preliminary prospectus is used.  If no request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering.  If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering.

Registration Rights Agreement

(b)           Procedures.  In connection with any Underwritten Offering under this Agreement, the Company shall be entitled to select the Managing Underwriter or Underwriters.  In connection with an Underwritten Offering contemplated by (a) in which a Selling Holder participates, each Selling Holder and the Company shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities.  No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.  Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations.  No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law.  If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering.  No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses.

(c)           Priority of Rights.  If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Common Stock included in an Underwritten Offering involving Included Registrable Securities advises that the total amount of Common Stock that the Selling Holder and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company, (ii) second, pro rata among (x) the holders of registrable securities received pursuant to a Registration Rights Agreement dated February 7, 2007, between RCH Petro Investors, LP and the Company and (y) the Selling Holders hereof based, for each such holder, on the fraction derived by dividing (A) the number of shares of Common Stock proposed to be sold by such holders in such Underwritten Offering by (B) the aggregate number of shares of Common Stock proposed to be included by the holders set forth in this subsection (ii)  in such Underwritten Offering.

Registration Rights Agreement

Section 2.04    Sale Procedures.  In connection with its obligations under this Article II, the Company will, as expeditiously as possible:

(a)           prepare and file with the Commission such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

(b)           if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering and the Managing Underwriter at any time shall notify the Company in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its commercially reasonable efforts to include such information in such prospectus supplement;

(c)           furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing a Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(d)           if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e)           promptly notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of a Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto; and the Company will use its best efforts to respond to any such comments or any such request as soon as practicable after receiving such comments or request, as applicable;

Registration Rights Agreement

(f)           immediately notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.  Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(g)           upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(h)           in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Company, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a “cold comfort” letter, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities and such other matters as such underwriters may reasonably request;

(i)           otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

Registration Rights Agreement

(j)           make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and the Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act;

(k)           cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(l)           use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(m)           provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(n)           enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 2.04, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 2.04 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the Managing Underwriter or underwriters, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05    Cooperation by Holders.  The Company shall have no obligation to include in a Registration Statement units of a Holder, or in an Underwritten Offering pursuant to Section 2.03 Registrable Securities of the Selling Holder, who has failed to timely furnish such information that, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.06    Expenses.

(a)           Expenses.  The Company will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.07 hereof, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

Registration Rights Agreement

(b)           Certain Definitions.  “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01 or an Underwritten Offering covered under this Agreement, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and related fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.  “Selling Expenses” means all underwriting fees, discounts and selling commissions allocable to, and any transfer taxes associated with, the sale of the Registrable Securities.

Section 2.07    Indemnification.

(a)           By the Company.  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors, officers, employee and agents, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, its directors, officers, employees and agents or any underwriter or such controlling Person in writing specifically for use in the Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such directors, officers, employees agents or any underwriter or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b)           By Each Selling Holder.  Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

Registration Rights Agreement

(c)           Notice.  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.07.  In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof.  The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.07 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.  Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

(d)           Contribution.  If the indemnification provided for in this Section 2.07 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification.  The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein.  The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

Registration Rights Agreement

(e)           Other Indemnification.  The provisions of this Section 2.07 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.08    Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)           Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)           File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c)           So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.09    Transfer or Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities granted to the Holder by the Company under this Article II may be transferred or assigned by any Holder to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that the Holder must provide the Company written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and each such transferee must assume in writing responsibility for its portion of the obligations of the Holder under this Agreement.

Registration Rights Agreement

ARTICLE III
MISCELLANEOUS

Section 3.01    Communications.  All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a)           if to Purchasers, at the address listed on Schedule “A” to the Purchase Agreement.,

(b)           if to a transferee of any Purchaser, to such Holder at the address provided pursuant to Section 2.09 above, and

(c)           if to the Company at 675 Bering Drive, Suite 200, Houston, TX  77057, Attn: President (facsimile: (713) 961-9338).

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.02    Successor and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03    Assignment of Rights.  All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by the Purchaser in accordance with Section 2.09 hereof.

Section 3.04    Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 3.05    Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.06    Governing Law.  The Laws of the State of Texas shall govern this Agreement without regard to principles of conflict of Laws.

Section 3.07    Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Registration Rights Agreement

Section 3.08    Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein.  This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.09    Amendment.  This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder, relative to any other Holder, without the consent of such Holder.

Section 3.10    No Presumption.  If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

[Signature pages to follow]

Registration Rights Agreement

IN WITNESS WHEREOF, the Parties hereto execute this Registration Rights Agreement, effective as of the date first above written.

PETROSEARCH ENERGY CORPORATION

By:	/s/ Richard Dole
Name:	Richard Dole, President and CEO

PURCHASERS

IRONMAN PI FUND (QP), LP

By:	Ironman Energy Partners, LP,

By:	Ironman Capital Management, LLC,
its General Partner

By:	/s/ G. Bryan Dutt
G. Bryan Dutt, President

WELLINGTON TRUST COMPANY, N.A. ON BEHALF OF MULTIPLE COLLECTIVE INVESTMENT FUNDS TRUST, MICRO CAP EQUITY PORTFOLIO

By: Wellington Management Company, LLP as investment adviser

By:	/s/ Steve Hoffman
Name:	Steve Hoffman
Title:	Vice President and Counsel
Address:	75 State Street
Boston, MA 02109

WELLINGTON TRUST COMPANY, N.A. ON BEHALF OF MULTIPLE COLLECTIVE INVESTMENT FUNDS TRUST, MICRO CAP EQUITY PORTFOLIO

By: Wellington Management Company, LLP as investment adviser

By:	/s/ Steve Hoffman
Name:	Steve Hoffman
Title:	Vice President and Counsel
Address:	75 State Street
Boston, MA 02109

Signature Page to Registration Rights Agreement

CROSSCAP PARTNERS, LP

By:	/s/ Mark Crosswell
Mark Crosswell
Address:	5851 San Felipe, Suite 230
Houston, Texas 77057

CROSSCAP PARTNERS ENHANCED, LP

By:	/s/ Mark Crosswell
Mark Crosswell
Address:	5851 San Felipe, Suite 230
Houston, Texas 77057

WILLIAM C. O’MALLEY

/s/ William C. O’Malley
William C. O’Malley, Individually
Address:	4646 Carlton Dunes Drive
#12, Unit 5602
Amelia Island, Florida 32034

J. BURKE O’MALLEY

/s/ J. Burke O’Malley
J. Burke O’Malley, Individually
Address:	2013 Spring Branch Drive
Vienna, Virginia 22181

LEO E. STEC

/s/ Leo E. Stec
Leo E. Stec, Individually
Address:	3527 Vantage Lane
Glenview, Illinois 60026

VAN G. BOHN

/s/ Van G. Bohn
Van G. Bohn, Individually
Address:	426 Arlington Drive
Metairie, Louisiana 70001

Signature Page to Registration Rights Agreement

JOHN W. KOONS III AND KATRINA P. KOONS

By:	/s/ John W. Koons, III
John W. Koons III, Individually, and on behalf of Katrina P. Koons, his Wife
Address:	5348 Chandley Farm Circle
Centreville, Virginia 20120

GUTIERREZ HOLDINGS, LP

/s/ Joe M. Gutierrez, Jr.
By:	Joe M. Gutierrez, Jr.
Title:
Address:	5847 San Felipe Street, Suite 1910
Houston, Texas 77057

JERRY C. DEARING

/s/ Jerry C. Dearing
Jerry C. Dearing, Individually
Address:	5300 Doliver Drive
Houston, Texas 77057

Signature Page to Registration Rights Agreement